Share Class & Ticker	Institutional Class	Class P
	AGIHX	AGHPX

Summary Prospectus  May 3, 2017

AllianzGI Global High Yield Fund

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at
http://us.allianzgi-literature.com/library/productDocuments. You can also get this information at no cost by calling 1-800-498-5413 for Institutional Class and Class P shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus, dated May 3, 2017, and SAI, dated February 1, 2017 (as revised May 3, 2017), as further revised or supplemented from time to time.

Investment Objective

The Fund seeks total return with a controlled level of portfolio risk.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.60%	None	1.32%	1.92%	(1.22)%	0.70%
Class P	0.60	None	1.42	2.02	(1.22)	0.80

(1)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending September 30, 2017 and include organizational expenses.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through June 30, 2018 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.70% for Institutional Class shares and 0.80% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Institutional	$72	$383	$72	$383
Class P	$82	$414	$82	$414

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in actively traded global fixed income securities, including fixed and floating rate corporate, government and government agency debt securities. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (sometimes referred to “junk” securities), which are fixed income securities rated below investment grade or unrated and determined by the Manager to be of similar quality, and in derivatives and other synthetic instruments that have economic characteristics similar to such securities. Under normal circumstances, the Fund primarily invests in securities that, at the time of purchase, are rated better than D by S&P or C by Moody’s or DDD by Fitch (or of similar quality, as determined by the Manager, if unrated). The Fund may invest without limit in securities denominated in foreign currencies, but expects to invest primarily in securities denominated in U.S. dollars, Canadian dollars, British pounds sterling and Euros. Foreign currency exposures realized through non-U.S. dollar denominated securities are typically hedged back to U.S. dollars through currency forwards and other instruments.

In pursuing total return, the portfolio managers manage the Fund with reference to its performance benchmark, the BofA Merrill Lynch Global High Yield Constrained Index (USD) (the “Global High Yield Index”), but seek to maintain a lower level of overall portfolio risk than the global high yield market (as represented by the Global High Yield Index). The portfolio managers’ investment process includes a combination of macroeconomic analysis that seeks to identify attractive geographies and sectors and fundamental analysis that seeks to identify attractive individual securities. The Fund seeks to offer investors greater diversification than domestic high yield portfolios by investing in high yield securities of issuers in a range of different geographies. In general, the Fund also seeks to invest in securities of issuers in a range of different industries. The Fund is “non-diversified” with respect to

AllianzGI Global High Yield Fund

individual issuers, which means that it may invest a significant portion of its assets in a relatively small number of issuers, potentially increasing risk. In addition to corporate, government and government agency debt securities, the Fund’s investment universe may include “Yankee Dollar” obligations (U.S. dollar-denominated obligations issued in U.S. capital markets by non-U.S. issuers), interests in bank loans, sovereign, preferred securities, sub-sovereign and supranational debt instruments and covered bonds.

The portfolio managers’ investment process begins with macro-level relative value analysis, which seeks to identify attractive markets through analysis of global growth, inflation and interest rate outlooks, as well as proprietary and other indicators. The portfolio managers then focus on portfolio construction, normally giving the greatest weight to fundamentally strong issuers exhibiting healthy business dynamics, followed by growth-oriented issuers exhibiting improving dynamics and deep value issuers. The portfolio managers next select individual securities. This portion of the process entails detailed issuer-specific relative value analysis. Finally, the portfolio managers implement their security selections, monitoring portfolio exposures in real time, managing position sizes and monitoring portfolio risks through analysis of probability-adjusted returns and other means.

The Fund will invest, under normal market conditions, in securities of issuers located in at least three different countries, and will invest at least 40% of its assets outside the U.S. Under market conditions that are unfavorable to non-U.S. investments on a relative value basis, the Fund will generally maintain lower exposure to non-U.S. issuers. The Fund is not subject to any additional geographical restrictions. The Fund may have unhedged exposure to non-U.S. dollar currencies, but typically seeks to hedge most or all of its exposure to non-U.S. dollar currencies. The Fund may utilize derivatives to achieve its investment objective, including bond futures and options, interest rate swaps, credit default swaps and credit default swap indices, currency forwards, foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. In making investments, the Fund’s portfolio managers are not subject to any restriction with respect to duration, but will seek to manage the Fund’s portfolio such that its duration profile is similar to that of the Global High Yield Index.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from issuers.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund

Investment Manager  Allianz Global Investors U.S. LLC

Portfolio Manager

David Newman, portfolio manager, managing director and Head of Global High Yield, has managed the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class P shares, the minimum initial investment in the Fund is $1 million, though the minimum may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Summary Prospectus

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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